Exhibit 10(b)


                        Consent of Independent Auditors




We consent to the reference to our firm under the caption "Experts," and to the use of our report dated January 24, 2000, with respect to the consolidated financial statements of Kansas City Life Insurance Company as of December 31, 1999 and for each of the two years in the period then ended and to the use of our report dated March 31, 2000 with respect to the financial statements of Kansas City Life Variable Annuity Separate Account for the period ended December 31, 1999, included in the Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 (Registration No. 333-52290) and Post-Effective Amendment No. 9 to the Registration Statement under the Investment Company Act of 1940 (Registration No. 811-8994) on Form N-4 and the related Statement of Additional Information accompanying the Prospectus of Affinity Variable Annuity.


                                                               ERNST & YOUNG LLP

Kansas City, Missouri
April 26, 2001